UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 28, 2003


                                Future Carz, Inc.
               (Exact name of Registrant as specified in charter)


          Nevada                        000-29435                88-0431029
(State of Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


         2961 Industrial Road
          Las Vegas, Nevada                                         89109
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (702) 326-9396


                           7898 East Acoma, Suite 209
                            Scottsdale, Arizona 85260
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On April 28, 2003, the Board of Directors accepted the resignation of George Jessop as Chairman of the Board of Directors.

     On such same date, the Board of Directors selected M. David Fesko as a director of the Company, and to serve as Chairman of the Board of Directors.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Future Carz, Inc.
                                  (Registrant)


                             By: /s/ Ethel Merriman
                                ---------------------------
                                Ethel Merriman
                                President

Dated: May 5, 2003